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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             ---------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 27, 2000

                        COMMISSION FILE NUMBER 1-07149

                          INTERNET LAW LIBRARY, INC.
                (Exact name of Company as specified in charter)


                   DELAWARE                                       82-0277987
        (State or other jurisdiction of                         (IRS Employer
        incorporation or organization)                       Identification No.)

4301 WINDFERN ROAD, SUITE 200, HOUSTON, TEXAS                        77041
   (Address of principal executive offices)                       (Zip Code)

                Registrant's telephone number:   (281) 600-6000

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ITEM 8.  CHANGE IN FISCAL YEAR.

     On December 22, 1999, the Board of Directors of Internet Law Library, Inc. (the "Company") tentatively approved a resolution to change the Company's fiscal year from June 30 to December 31, which was approved and ratified by the Board of Directors by further resolution on January 27, 2000. The change in fiscal year is to be effective December 31, 1999. Accordingly, the Company will file a transition Form 10-K for the six months ended December 31, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       INTERNET LAW LIBRARY, INC.



Date:  February 8, 2000                By:  /s/ Hunter M. A. Carr
                                           ------------------------
                                            Hunter M.A.Carr
                                            President and
                                            Chief Executive Officer